                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 2003


                           BLUE RIVER BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


           Indiana                        0-24501                35-2016637
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


          29 East Washington Street
            Shelbyville, Indiana                                 46176
            --------------------                               ---------
  (Address of Principal Executive Offices)                     Zip Code


                                 (317) 398-9721
   --------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a copy of the Registrant's press release relating to approval by the shareholders of Blue River Bancshares, Inc. of the issuance of up to 546,348 shares of Blue River Bancshares, Inc. common stock in a private placement for $4.73 per share.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         99.1     Press Release, dated January 30, 2003





                                     * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BLUE RIVER BANCSHARES, INC.
                                      (Registrant)


Date: January 30, 2003                By:  /s/Lawrence T. Toombs
                                         -------------------------------------
                                           Lawrence T. Toombs, President

                                INDEX TO EXHIBITS


Exhibit No.                     Description

99.1                            Press Release, dated January 30, 2003